Subsequent events	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Subsequent events
35.	Subsequent events

Approval of stock split

On April 10, 2019, the Company’s extraordinary and annual general meeting approved the stock split of common shares issued by Ultrapar, at a ratio of one currently existing share to two shares of the same class and type. The stock split approved herein shall not imply in any change in the Ultrapar’s capital stock. The new shares and ADRs resulting from the stock split approved herein will be of the same class and will grant to its holders the same rights of the current shares and ADRs. The earnings per share in Note 31 were as adjusted retrospectively.

Port concessions

On March 22, 2019, Ultrapar, through its subsidiary IPP, won the port concessions of three areas located with minimum storage capacity of 64 thousand m³ at the port of Cabedelo, in the state of Paraíba, and one area with minimum storage capacity of 66 thousand m³ at the port of Vitória, in the state of Espírito Santo, which will be designated for handling, storage and distribution of fuels. These concessions were carried out by two consortiums of which IPP holds one third of the total participation. The total investments regarding IPP’s stake sums up to R$160 million for a concession term of 25 years.

On April 5, 2019, UIltrapar, through its subsidiary IPP and Ultracargo, also won other three concessions. IPP won two areas located at the port of Miramar, in Belém, state of Pará: (i) area BEL02A, through a consortium 50% owned by IPP, that shall have minimum storage capacity of 41 thousand m³, and (ii) area BEL04A, which is currently operated by IPP with minimum storage capacity of 23 thousand m³. Such areas will be operated for at least 15 years, according to the auction notice. Ultracargo won the concession of area VDC12 in the port of Vila do Conde, in Barcarena, state of Pará. The minimum storage capacity will be 59 thousand m³. The area will be operated by Ultracargo for at least 25 years, according to the auction notice. The estimated investments regarding the participation of IPP and Ultracargo sums up to R$ 450 million, approximately.

CADE administrative decision

On April 10, 2019, CADE concluded an administrative process involving IPP, which questioned alleged non-competitive conducts in the fuel-distribution and resale market in the cities of Belo Horizonte, Contagem and Betim, in the state of Minas Gerais, between October 2006 and July 2008. Despite IPP’s conviction regarding the good standing of its conducts demonstrated throughout the process, CADE administrative award ruled against IPP for allegedly influencing uniform commercial conduct among fuel resellers, while the charges against IPP for participating in the formation of a cartel among fuel distributors were dismissed. The award has condemned IPP to pay a fine of R$ 40.7 million.